UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

THE TUBE MEDIA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE TUBE MEDIA CORP.
1451 West Cypress Creek Road
Fort Lauderdale, Florida 33309

June 13, 2006

Dear Stockholder:

The directors and officers of The Tube Media Corp. (“Tube Media”), formerly known as AGU Entertainment Corp., cordially invite you to attend the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on July 11, 2006, at Tube Media’s offices located at 1200 North Federal Highway, Suite 417, Boca Raton, Florida 33432.

At the Annual Meeting, each stockholder will be asked to:

1.
elect Class I and Class II directors for the terms of two and three years, respectively, and until their respective successors have been duly elected and qualified as provided in the proxy statement; and

2.	transact such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

The official notice of the Annual Meeting, together with the proxy statement, proxy card and Tube Media’s Annual Report to Stockholders are enclosed. Please give this information your careful attention.

It is important that your shares are represented at the Annual Meeting, whether or not you attend the Annual Meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote, date and sign your proxy card and return it to Tube Media in the enclosed envelope as soon as possible.

Sincerely,

/s/ David C. Levy

David C. Levy
President

THE TUBE MEDIA CORP.

NOTICE OF THE 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 11, 2006

To the Stockholders of The Tube Media Corp.:

Notice is hereby given that the 2006 Annual Meeting of Stockholders (“Annual Meeting”) of The Tube Media Corp. (“Tube Media”) will be held at 10:00 a.m., local time, on July 11, 2006 at 1200 North Federal Highway, Suite 417, Boca Raton, Florida 33432 for the following purposes as more fully described in the attached proxy statement:

1.
to elect Class I and Class II directors for the terms of two and three years, respectively, and until their respective successors have been duly elected and qualified as provided in the proxy statement; and

2.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only stockholders of record as of May 31, 2006, or their duly appointed proxies, may attend the meeting. Seating is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:45 a.m. (local time). Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Please note that if your shares, or shares beneficially owned by the person or entity for whom you are the duly appointed proxy, are held in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, you are requested to date, sign and return the enclosed proxy card, which is solicited on behalf of the board of directors of Tube Media, at your earliest convenience. No postage is required if mailed in the United States. You may revoke your proxy at any time prior to exercise.

By Order of the Board of Directors, /s/ David C. Levy David C. Levy President and Secretary

June 13, 2006
Fort Lauderdale, Florida

THE TUBE MEDIA CORP.
1451 West Cypress Creek Road
Fort Lauderdale, Florida 33309

PROXY STATEMENT
2006 ANNUAL MEETING OF STOCKHOLDERS
JULY 11, 2006

The board of directors (the “Board of Directors”) of The Tube Media Corp. (“we,” “our,” or “us”) solicits your proxy for use at the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., local time, on July 11, 2006, at 1200 North Federal Highway, Suite 417, Boca Raton, Florida 33432, or any adjournment or postponement thereof. The Notice of the Annual Meeting, this proxy statement and the enclosed form of proxy are being first sent or given to stockholders on or about June 13, 2006.

At the Annual Meeting, stockholders will be asked to consider and act upon: (i) the election of Class I and Class II directors for the terms of two and three years, respectively, and until their successors have been duly elected and qualified as provided herein; and (ii) such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. The Board of Directors is not aware of any other matters to come before the Annual Meeting.

The cost of this solicitation will be borne by us. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile, by directors, officers or employees of Tube Media and its subsidiaries without additional compensation. We will, on request, reimburse stockholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

Quorum and Vote Required

Only stockholders of our common stock, par value $0.0001 per share ("Common Stock"), of record at the close of business on May 31, 2006 (the “Record Date”) are entitled to the notice of and to vote at the Annual Meeting, or any adjournment or postponement thereof.

As of the close of business on the Record Date, 27,292,841 shares of Common Stock were issued and outstanding. Each share of Common Stock entitles the holder to one vote on each matter presented at the Annual Meeting. In order for a quorum to be present at the Annual Meeting, a majority of the outstanding shares of the Common Stock as of the close of business on the Record Date must be present in person or represented by proxy at the Annual Meeting. All such shares that are present in person or represented by proxy at the Annual Meeting will be counted in determining whether a quorum is present, including abstentions and broker non-votes. A “broker non-vote” occurs when shares held by a broker are not voted with respect to the proposal because the broker does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

The nominee in Class I and Class II for election as directors at the Annual Meeting who receives the highest number of affirmative votes of shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting will be elected. Under Delaware corporate law, the certificate of incorporation of any corporation may provide that its stockholders may cumulate their votes for the purposes of electing directors. Our amended and restated certificate of incorporation is silent with respect to cumulative voting, and as a result, cumulative voting is not permitted at the Annual Meeting. Abstentions and broker non-votes will have not effect on the election of directors.

Approval of any other matter that may be acted upon at the Annual Meeting, unless otherwise required by Delaware law, will require the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Abstentions, but not broker not-votes, on any proposal, other than the election of directors, will have the same legal effect as votes against the proposal. Broker non-votes will not count as votes against any proposal at the Annual Meeting.

Proxy Information and Voting Procedures

A proxy card is enclosed. If properly executed and received prior to the Annual Meeting in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock “for” the election of the Class I and Class II directors for the terms of two and three years, respectively, and until their successors have been duly elected and qualified as provided herein.

The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (i) matters to be presented at the Annual Meeting of which we did not have notice of on May 22, 2006; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not amount to ratification of the action taken at the Annual Meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and proxy pursuant to Rules 14a-8 or 14a-9 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and (v) matters incident to the conduct of the Annual Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Stockholders who hold their Common Stock through nominees such as a broker or a bank (i.e., in “street name”) must provide their broker or bank with instructions on how to vote the Common Stock held in “street name.”

We are not currently aware of any matters that will be brought before the Annual Meeting (other than procedural matters) that are not referred to in the enclosed Notice of the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in accordance with their best judgment. The accompanying proxy card has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The proxies named therein have been designated by the Board of Directors.

A stockholder giving a proxy pursuant to this solicitation may revoke such proxy any time before it is voted by: (i) filing with our Secretary, before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy; or (iii) attending the Annual Meeting and voting in person (although attendance of the Annual Meeting will not in itself constitute a revocation of the proxy). Before the taking of the vote at the Annual Meeting, any written notice of revocation or subsequent proxy should be sent to The Tube Media Corp., 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309, Attention: Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock as of May 31, 2006 by: (i) each person who is known to us to be the beneficial owner of five percent or more of the outstanding Common Stock, (ii) our chief executive officer and other named executive officers during the fiscal year ended December 31, 2005; (iii) each of our directors; and (iv) all of our current executive officers and directors as a group. On May 31, 2006, there were 27,292,841 shares of Common Stock outstanding.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission (the “SEC”). The information does not necessarily indicate beneficial ownership for any other purpose. Beneficial ownership, as set forth in the regulations of the SEC, includes securities owned by or for the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of May 31, 2006. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities. Shares of Common Stock issuable upon the exercise or conversion of securities currently exercisable or convertible or exercisable or convertible within 60 days of May 31, 2006 are deemed outstanding for computing the share ownership and percentage ownership of the person holding such securities, but are not deemed outstanding for computing the percentage of any other person.

Name and Address of Beneficial Owner (1)	Amount of Shares Beneficially Owned	Percent of Common Stock Owned

Les Garland Chief Executive Officer of The Tube Music Network, Inc. and Executive Vice President and Director of the Company	1,542,000	5.5%
David Levy President of the Company and Director of the Company	2,744,373(2)(4)	10.1%
Gregory Catinella Director of the Company	746,500	2.7%
John W. Poling Executive Vice President and Chief Financial Officer of the Company and Director of the Company	200,000	*
Neil Strum 3849 Rambla Pacifico Malibu, California 90265	1,905,691(5)	7.0%
VLC Holdings, LLC 2455 E. Sunrise Blvd., Suite 502 Ft. Lauderdale, FL 33304	2,739,373(3)(4)	10.0%
Tribune Broadcasting Company 435 North Michigan Avenue Chicago, IL 60611	1,500,000(6)	5.3%
Mitchell Entertainment Company 11601 Wilshire Blvd., Suite 2400 Los Angeles, CA 90025	4,300,000(7)	13.6%
Robert Kast 21875 Cartagena Drive Boca Raton, FL 33428	4,537,861(8)	14.9%
All executive officers and directors as a group (4 persons).	5,232,873	19.2%

*Less than 1% (1) Unless otherwise indicated, the address of record for the owner is 1451 West Cypress Creek Road, Ft. Lauderdale, FL 33309
(2) Includes 5,000 shares of Common Stock owned by David Levy and 2,739,373 shares of Common Stock owned by VLC Holdings, LLC. Excludes 8,000 shares of Common Stock owned by Victoria Levy, David Levy’s daughter.

(3) The aggregate holdings of David Levy, Victoria Levy and VLC Holdings total 2,752,373 shares of Common Stock and represent approximately 10.1% of our outstanding Common Stock.
(4) The principal owners of VLC Holdings, LLC are the wife and daughter of David Levy, the President and a director of the Company.
(5) Based in part on a Schedule 13G filed with the SEC on April 23, 2004.
(6) Includes a Common Stock purchase warrant to purchase up to 1,000,000 shares of Common Stock. Based in part on a Schedule 13G filed with the SEC on March 16, 2006.
(7) Represents the right to purchase 2,000,000 shares of Common Stock pursuant to a repaid convertible term note and 2,300,000 shares of Common Stock issuable upon the exercise of a Common Stock purchase warrant. Based in part on a Schedule 13G filed with the SEC on April 19, 2005.

(8) Includes Common Stock purchase warrants to purchase up to 3,128,575 shares of Common Stock.

PROPOSAL — ELECTION OF DIRECTORS

Board of Directors

The Board of Directors is responsible for the overall affairs and governance of the Company. The Board of Directors is currently composed of four members, (i) one whose term was scheduled to expire in 2005; (ii) one whose term will expire after the Annual Meeting; and (iii) two of whose term will expire after the 2007 Annual Meeting of Stockholders. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has nominated Gregory R. Catinella to serve as a Class I director for a term of two years and David C. Levy to serve as a Class II director for a term of three years. The nominees have consented to being named in this proxy statement and to serve if elected. If, for any reason, any of the nominees for election at the Annual Meeting becomes unable or is unwilling to serve at the time of the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote for substitute nominees. The Board of Directors knows of no reason why any nominee will be unable to serve.

The following table sets forth certain information about each member of the Board of Directors.

Name	Age (1)	Position(s) with the Company	Class	Director Since	Term to Expire
		Nominees

Gregory R. Catinella	55	Director	I	April 1, 2004	2008*
David C. Levy	53	President and Director	II	April 1, 2004	2009*

		Directors Remaining in Office

John W. Poling	60	Executive Vice President, Chief Financial Officer and Director	III	April 1, 2004	2007
Les Garland	58	Senior Executive Vice President, Chief Executive Officer of The Tube Music Network, Inc. and Director	III	April 1, 2004	2007

*If re-elected at the Annual Meeting.
(1) Age as of May 31, 2006.

The background and prior employment experience during at least the past five (5) years for each director is set forth below.

Gregory R. Catinella has been the owner of Catinella Realty, a real estate investment company, since January 2004. Prior to owning Catinella Realty, Mr. Catinella was Chairman and President of Catinella Consulting Inc., a provider of consulting, marketing and business development services to public and private companies since 1986. Mr. Catinella became our director upon the consummation of the share exchange with Pyramid Music Corp. in April 2004.

David C. Levy has served as our President since May 2003. Prior to joining us, Mr. Levy was the Vice President of Business Development of Northwestern Bell Phones, a manufacturing and marketing company of consumer electronics from 1995 to May 2003. Mr. Levy became our director upon the consummation of the share exchange with Pyramid Music Corp. in April 2004. In the late 1970's, Mr. Levy managed hit dance music group "Foxy," which had a #1 record titled "Get Off" and a gold album.

John W. Poling has served as our Executive Vice President and Chief Financial Officer since November 2004. Mr. Poling was a partner at Tatum Partners, LLP provides financial services to emerging growth, middle market and multinational companies. Prior to joining Tatum Partners, LLP, Mr. Poling served as Chief Financial Officer of U.S. Plastic Lumber Corp., a manufacturer and distributor of plastic lumber products, from 1999 to July 2002. In July of 2004, U. S. Plastic Lumber Corp. filed for bankruptcy. Mr. Poling serves on the board of directors of Kreisler Manufacturing Corporation, a manufacturer and distributor of metal aircraft engine and industrial turbine components, SystemOne Technologies Inc., a manufacturer and distributor of self-contained recycling parts washers and American Ecology Corporation, a company that provides hazardous and non-hazardous waste services to commercial and government customers. Mr. Poling became our director upon the consummation of the share exchange with Pyramid Music Corp. in April 2004.

Les Garland served as President of The Tube from August 2003 until he became Chief Executive Officer of the Tube in March 2006, and has served as President of Afterplay Marketing, Inc., an entertaining consulting company, since 1995. Mr. Garland is also our Senior Executive Vice President, which position he has held since April 2004. From 1998 to 2000, Mr. Garland was a consultant to the College Television Network, a television network on college campuses across the United States. Mr. Garland became our director upon the consummation of the share exchange with Pyramid Music Corp. in April 2004. Mr. Garland was a co-founder/originator of both MTV: Music Television and VH1. In 1987, MTV Networks was sold to Viacom for over $1 billion. In the 1990's, Mr. Garland played an essential role in the domestic and international launch of the interactive music channel, The Box, acting as senior executive vice president. Responsible for entertainment programming, promotion, advertising sales and marketing, Mr. Garland oversaw the rollout of the channel from a base of 200,000 homes at its inception to more than 30 million U.S. households and 25 million households internationally. In 1998, The Box was sold to Viacom. Mr. Garland's next venture was College Television Network. He was involved in the rollout, which put the network on college campuses across the country. In 2000, the College Television Network was sold to Viacom.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

CORPORATE GOVERNANCE

Committees of the Board and Board Meetings

The Board of Directors currently has three standing committees: (1) an Audit Committee; (2) a Nominating and Corporate Governance Committee; and (3) a Compensation Committee, each of which is described below. The Board of Directors held seven (7) meetings in 2005. During fiscal 2005, all of the directors, except for Mr. Garland, attended 75% or more of all of the meetings of the Board of Directors (held during the period for which he or she was a director) and the meetings of all committees of the Board of Directors on which such director served. In August 2004, we adopted a policy which requires that a majority of its directors attend the Annual Meeting of Stockholders. Five (5) directors attended the 2004 Annual Meeting of Stockholders. We did not hold a 2005 Annual Meeting of Stockholders.

The Board of Directors has adopted the independence standards set forth in The Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Stock Market Rules”). Generally, the Nasdaq Stock Market Rules would prohibit a director from qualifying as “independent” if the director (or, in certain instances, members of the director’s family) has, or in the past three years has had, certain relationships or affiliations with us or any of our consolidated subsidiaries, our outside auditors, or other companies that conduct business with us or any of our consolidated subsidiaries. The Board of Directors has determined that Mr. Catinella is independent as defined in the applicable listing standards of the Nasdaq Stock Market Rules.

The Audit Committee consists of Mr. Catinella. The Audit Committee is responsible for: (i) overseeing our accounting and financial reporting processes and the audits of our financial statements; (ii) preparing an Audit Committee report as required by the rules of the SEC; and (iii) adopting written procedures for the confidential receipt, retention and consideration of any report of material violation under 17 C.F.R. Part 205.3, in accordance with the Committee’s role as “qualified legal compliance committee” (as defined in 17 C.F.R. Part 205.2) of us. The Audit Committee has a written charter, a copy of which was attached to the definitive proxy statement filed by us with the SEC on October 7, 2004. The Board of Directors has determined that Mr. Catinella is currently an “independent” director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market Rules. During 2005, the Audit Committee consisted of Mr. Catinella, Marc Gelberg and Michael Jay Solomon. Mr. Solomon and Mr. Gelberg resigned from the Board of Directors in May of 2005 and January of 2006, respectively. The Board of Directors has determined that it does not have an “audit committee financial expert” as defined under Item 401(e) of Regulation S-B serving on our audit committee. Until his resignation in January of 2006, Marc Gelberg served as our audit committee financial expert. We are actively seeking a replacement for Mr. Gelberg. The Audit Committee held seven (7) meetings in 2005.

The Nominating and Corporate Governance Committee consists of Mr. Catinella. Mr. Catinella serves as the Chairman. The Nominating and Corporate Governance Committee is responsible for: (i) developing and recommending to the Board of Directors a set of corporate governance policies for the Company; (ii) establishing criteria for selecting new directors; and (iii) identifying, screening and recruiting new directors. The Nominating and Corporate Governance Committee recommends to the Board of Directors nominees for directors and for committee membership and considers nominees recommended by stockholders provided that the recommendation is made in accordance with the procedures described in this proxy statement under “—Process for Selecting Nominees for the Board of Directors” and “Stockholder Proposals and Nominations of Directors for the 2007 Annual Meeting of Stockholders.” The Nominating and Corporate Governance Committee has a written charter, a copy of which was attached to the definitive proxy statement filed by us with the SEC on October 7, 2004. The Board of Directors has determined that Mr. Catinella is an “independent” director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market Rules. During 2005, the Nominating and Corporate Governance Committee consisted of Mr. Poling, Mr. Catinella and Michael Jay Solomon. Mr. Solomon resigned from the Board of Directors in May of 2005. Mr. Poling is no longer a member of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held two (2) meetings in 2005.

The Compensation Committee consists of Mr. Catinella. The Compensation Committee is responsible for: (i) the formulation, evaluation and approval of the compensation of our executive officers, and (ii) the oversight of all of the compensation programs involving the issuance of our capital stock and other equity securities. The Board of Directors has determined that Mr. Catinella is an “independent” director within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market Rules. During 2005, the Compensation Committee consisted of Mr. Poling and Michael Jay Solomon. Mr. Solomon served as Chairman of the Compensation Committee until he resigned from the Board of Directors in May of 2005. Mr. Poling is no longer a member of the Compensation Committee. The Compensation Committee held one (1) meeting in 2005.

Process for Selecting Nominees for the Board of Directors

The Nominating and Corporate Governance Committee will consider properly submitted stockholder recommendations of director candidates. A stockholder who wishes to recommend a prospective director nominee should send a letter to the Chairman of the Nominating and Corporate Governance Committee at: 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309. Such letter must be signed and dated and the following information must be included in or attached to the letter:

•	name and address of the stockholder making the recommendation;

•	proof that the stockholder was the stockholder of record, and/or beneficial owner, of Common Stock as of the date of the letter;

•	the name, address and resume of the recommended nominee; and

•	the written consent of the recommended nominee to serve as a director of the Company if so nominated and elected.

The deadline for submitting the letter recommending a prospective director nominee for the 2007 Annual Meeting of Stockholders is February 14, 2007, provided the stockholder making the recommendation would like the Nominating and Corporate Governance Committee to consider such recommended candidate for inclusion into the proxy materials for the next annual stockholders meeting.

In order to be nominated for director, a candidate must meet the following criteria:

•	the director must be a natural person over 21 years of age;

•	the director should have high-level business experience;

•	the director should have knowledge about the issues affecting the Company’s business and the recording and broadcast media industries;

•	the director should have high moral character and share the values of the Company as outlined in the Company’s Code of Conduct; and

•
the director should have sufficient time to devote the director’s energy and attention to the diligent performance of the director’s duties, including, but not limited to, review of the Company’s documents, SEC filings and other materials and the attendance of the Board of Directors and committee meetings, as applicable.

Additional special criteria apply to directors being considered to serve on a particular committee of the Board of Directors, including, but not limited to, the Audit Committee. For instance, the Nominating and Corporate Governance Committee will review whether the director nominee is independent, as independence is defined in the Nasdaq Stock Market Rules.

The Nominating and Corporate Governance Committee assesses the appropriate size of the Board of Directors in accordance with the Company’s charter and bylaws, whether any vacancies on the Board of Directors are expected and what incumbent directors will stand for re-election at the next meeting of stockholders. If vacancies are anticipated, or otherwise arise, the Nominating and Corporate Governance Committee considers candidates for director suggested by members of the Committee and other members of the Board of Directors as well as management, stockholders and other parties and makes recommendations to the Board of Directors regarding proposed candidates to fill the vacancy. The Nominating and Corporate Governance Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director, based on whether the nominee is recommended by a stockholder or any other party.

In the case of an incumbent director whose term of office expires, the Nominating and Corporate Governance Committee reviews such director’s service to the Company during the past term, including, but not limited to, the number of Board of Directors and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director’s independence, as well as any special qualifications applicable to a member of a particular committee of the Board of Directors if such director serves on one or more committees of the Board of Directors and makes a recommendation regarding such director’s nomination for re-election to the Board of Directors. When a member of the Nominating and Corporate Governance Committee is an incumbent director eligible to stand for re-election, such director does not participate in the portion of the Nominating and Corporate Governance Committee meeting at which such director’s potential recommendation for nomination for election as a director is discussed by the Committee.

In the case of a new director candidate, the Nominating and Corporate Governance Committee will evaluate whether the nominee is independent, whether the nominee meets the qualifications for a member of the Board of Directors outlined above, as well as any special qualifications applicable to a member of a particular committee of the Board of Directors on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating and Corporate Governance Committee determines whether it should interview the nominee, and if warranted, one or more members of the Committee interview the nominee in person or by telephone.

Upon completing the evaluation, and the interview in case of a new candidate, the Nominating and Corporate Governance Committee makes a recommendation to the Board of Directors as to whether to nominate the director nominee for election at the next stockholders meeting at which directors will be elected.

Section 2.02 of the Company’s bylaws permits a stockholder to nominate directors for election at a stockholders meeting provided that the stockholder follows the procedures summarized below:

•
stockholder nominations for directors to be elected, which have not been previously recommended by the Nominating and Corporate Governance Committee and approved by the Board of Directors, must be submitted to the Chairman of the Nominating and Corporate Governance Committee in writing by certain deadlines specified in the bylaws; and

•	each stockholder nomination must set forth the following:

•	the name and address of the stockholder making the nomination and the person or persons nominated;

•
a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated;

•
a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is made by the stockholder;

•
such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors, including, but not limited to, the principal occupation of each proposed nominee; and

•	the consent of each nominee to serve as a director of the Company if so elected.

Code of Conduct and Code of Ethics for Senior Financial Officers

In April 2004, we adopted a Code of Conduct which applies to all directors, officers and employees. Our Code of Conduct covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws and regulations. On August 18, 2004, we adopted a Code of Ethics for Senior Financial Officers which applies to our principal executive officer, principal financial officer and principal accounting officer and provides, in greater detail than our Code of Conduct, guidelines relating to full, fair, accurate, timely and understandable disclosure in our SEC reports and in our other public communications. A copy of our Code of Ethics for Senior Financial Officers is included in our Current Report on Form 8-K filed with the SEC on August 23, 2004. You may also obtain copies of our Code of Conduct and Code of Ethics for Senior Financial Officers by written request to The Tube Media Corp., 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309, Attention: Secretary.

Contacting the Board of Directors

Any stockholder who wishes to contact the Board of Directors may address correspondence to the Board of Directors or to individual members of the Board of Directors, including the Chairman of the Board’s Nominating and Corporate Governance, Compensation or Audit Committees, c/o the Secretary, The Tube Media Corp., 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309. Our Secretary, in consultation with and supervised by the Chairman of the Audit Committee, will periodically forward any correspondence received from a holder of the Company’s securities which, in the opinion of the Chairman of the Audit Committee, deals with concerns regarding the Company’s business or with the functions of its Board of Directors or which he or she otherwise determines requires their attention, to the Board of Directors or to the member of the Board of Directors to whom the correspondence is addressed. Directors may at any time review the log of all correspondence received and request copies of any such correspondence.

Directors’ Compensation

Each independent director is paid $2,500 in cash and receives 2,500 shares in Tube Media Common Stock per quarter.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our company, initially known as Lexington Barron Technologies, Inc., was incorporated in the State of Colorado on August 23, 2000. From our inception through April 1, 2004, we conducted no significant operations or other activities. On March 15, 2004, we entered into a stock exchange agreement with Pyramid Music Corp., a Florida corporation. Under the terms of the stock exchange agreement, we acquired 100% of the outstanding common stock of Pyramid Music Corp. in exchange for 16,922,464 shares of our Common Stock. As a result of the share exchange, which was consummated on April 1, 2004, the former shareholders of Pyramid Music Corp. owned, on a fully diluted basis, approximately 80% of the then-issued and outstanding shares of our Common Stock and our former principal owners (who were former directors of our company) owned, on a fully diluted basis, approximately 20% of the then-issued and outstanding shares of our Common Stock. On March 26, 2004, we amended our articles of incorporation to change our name to AGU Entertainment Corp., and on February 25, 2006, we amended and restated our certificate of incorporation to change our name to The Tube Media Corp.

In connection with the share exchange, our then board of directors appointed nominees selected by the former shareholders of Pyramid Music Corp. to fill the existing vacancies on our board of directors. The former directors resigned as members of our board of directors.

Effective December 8, 2004, Allen Jacobi resigned as President of AGU Music, Inc., one of our subsidiaries. We are not obligated to make any payments to him under the termination provisions of his former employment agreement. On December 8, 2004, as part of his resignation, we and our subsidiaries entered into a mutual release and settlement agreement with Allen Jacobi, Josh Danoff, Jeff Shane, Delsy Gutierrez, each an employee of Allen Jacobi, Pyramid Records Corp., a Florida corporation, and Pyramid Media Group, Inc., referred to herein as the Pyramid Parties. Under the terms of the mutual release and settlement agreement, the Pyramid Parties had to deliver all rights to certain master recordings to us, pay all brokerage commissions under the license agreement, deliver all business files and computers to us, forfeit all rights to a telephone number and notify parties to certain agreements that the Pyramid Parties are no longer authorized to act on our behalf. The terms of the mutual release and settlement agreement provided for us to pay $11,000 for an outstanding legal bill owed by Pyramid Records Corp. to a third party, permit Allen Jacobi to retain $40,000 received under a license agreement, transfer any rights to the existing Stephen Stills contract to Allen Jacobi, subject to approval by the artist, and relinquish all rights to an internet domain name. We were also entitled to all future monies to be received under the license agreement.

In June 2004, we received loans from and executed two promissory notes totaling $235,000 in favor of DML Marketing Corp., an entity controlled by Donna M. Levy, the wife of David C. Levy, in the principal amount of $150,000, which matured on October 30, 2004, and John P. Grandinetti, who at the time was one of our significant stockholders, in the principal amount of $85,000, which matured on October 30, 2004. The notes accrued interest at an annual rate of 5%. These notes were repaid in December 2004.

In August 2004 and October 2004, we received loans from and executed promissory Notes in the principal amounts of $40,000 and $1,000 respectively, in favor of DML Marketing Corp. The notes accrued interest at an annual rate of 5% and matured on November 1, 2004. These notes were repaid in December 2004.

For the period from May 20, 2003 (inception) through December 31, 2005, we received various computer and internet services totaling $39,866 from Broad Vision Group, an entity owned by John P. Grandinetti. In June 2004, $36,000 was converted into Common Stock. At December 31, 2005 approximately $0 was unpaid.

For the period from May 20, 2003 (inception) through December 2005, we received various consulting services totaling approximately $97,206 from Dr. Robert A. Kast, one of our significant stockholders. At December 31, 2005 approximately $97,206 was unpaid.

Additionally, David Levy and John Poling, two of our executive officers, agreed to defer a portion of their salaries payable under their employment agreements until such time as adequate capital has been raised by us. Mr. Levy and Mr. Poling have both agreed to discontinue the deferral and waived any rights to the deferred amounts.

On March 3, 2004, in connection with the Distribution Agreement and assignment of certain assets of PMG, we assumed the obligation to repay $350,000 of notes payable to Neil Strum and Ned Siegel, two of our significant stockholders. The notes have an annual interest rate of 8%. Payments commenced in March of 2004, and the balance due as of September 30, 2004 was approximately $331,000. The terms of these notes required monthly payments of principal and interest. We have not made the required monthly principal and interest payments since June of 2004. On May 5, 2005, we entered into a settlement agreement, effective April 15, 2005, with the holders of the notes. Under the terms of the settlement agreement, the notes were cancelled and were replaced with new notes containing the same terms and conditions as the old notes, except that the new notes had a beginning principal balance of $345,806. We did not make any of the required payments under the new notes. The stockholders filed suit and commenced litigation in the State of Florida and on January 16, 2006, we and the stockholders reached an agreement which required the immediate payment of $175,000 to the stockholders, and a subsequent payment of $125,000 on February 15, 2006, subject to a personal guarantee by David Levy, our President and Donna Levy, his wife, as a complete settlement of the Distribution Agreement and dispute.

Prior to his appointment as one of our directors on November 1, 2004, Mr. Gelberg was paid approximately $8,800 in 2004 and $14,775 in 2005, for consulting services provided to us. Mr. Gelberg resigned as our director on January 24, 2006. At December 31, 2005, approximately $2,500 of director fees was unpaid.

During 2005, we received loans in the aggregate amount of approximately $1.5 million from, David Levy and DML Marketing, of which $679,025 were repaid as of December 31, 2005, leaving an amount outstanding as of December 31, 2005 of $780,803. On April 3, 2006, we repaid a promissory note dated December 9, 2005 to DML Marketing, in the amount of $108,377. The loans, which are considered working capital advances, generally pay interest at 10% and are due upon additional equity transactions. In April 2006, we repaid DML Marketing $108,000 leaving an amount outstanding of $672,803. We have also issued warrants to purchase up to 800,000 shares of common stock to DML Marketing at $1.50 per share. On April 3, 2006, the warrants were amended to change the exercise price per share to $2.00.

We also received promissory notes from, Dr. Robert A. Kast and his family during 2005 in the aggregate amount of $700,000, including the extension of a $150,000 promissory note, which was originally issued in 2004. As of December 31, 2005, $375,000 was unpaid. The $150,000 promissory note, which was originally at 8% interest, currently pays interest at 10% and was due in March 2005. The $700,000 promissory notes pay interest at 6% and were due at various dates in 2005. On April 12, 2006, the due date of these promissory notes was extended until such time as we raise an additional $2 million of equity or equity related securities in addition to the $2.45 million raised on April 21, 2006. We have also issued warrants to purchase up to 3,128,575 shares of common stock to Dr. Robert A. Kast.

REPORT OF THE AUDIT COMMITTEE

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed with management and our independent registered public accounting firm, Weinberg & Company, P.A., our audited financial statements as of and for the fiscal year ended December 31, 2005.

The Audit Committee has also discussed with Weinberg & Company, P.A. the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by the Auditing Standards Board of the American Institute of Certified Public Accountants. In addition, the Audit Committee has, as required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” discussed with, and received the required written disclosures and a confirming letter from, Weinberg & Company, P.A. regarding its independence and has discussed with Weinberg & Company, P.A. its independence. The Audit Committee has also considered whether the provision of non-audit services by the independent registered public accounting firm to us is compatible with maintaining the auditor’s independence.

Based upon the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

Gregory R. Catinella

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid to or accrued for the fiscal years ended December 31, 2005, 2004 and 2003 to the President and our other most highly compensated executive officers.

	Annual Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus	All Other Compensation
David C. Levy	2005	$174,000	$40,000	$19,374(1)
President and Director	2004	172,000	—	13,695(2)
	2003	3,607	—	11,934(3)

Les Garland	2005	$406,154	$85,000	$19,374(1)
Senior Executive Vice	2004	397,343	—	1,031(4)
President, Chief Executive Officer of The Tube Music Network, Inc. and Director	2003	64,421	29,000	—

John W. Poling (5)	2005	$130,006	$30,000	$—
Executive Vice President	2004	45,500	—	—
Chief Financial Officer and Director

____________________________
(1) Includes compensation for an automobile allowance of $18,000 and health insurance of $1,374.
(2) Includes compensation for an automobile allowance of $12,664 and health insurance of $1,031.
(3) Includes compensation for an automobile allowance of $10,903 and health insurance of $1,031.
(4) Includes compensation for health insurance of $1,031.
(5) Mr. Poling was appointed as our Executive Vice President effective as of November, 1 2004.

Executive Compensation

Compensation of management is determined by the Compensation Committee of the Board of Directors. No options or stock appreciation rights were granted during the fiscal year ended December 31, 2005. Further, no long-term incentive plan awards were granted during the fiscal year ended December 31, 2005.

Employment Agreements

David Levy. Under an employment agreement, dated as of April 1, 2004, David Levy serves as our President. The agreement terminates on March 23, 2009 and may be extended for subsequent one-year periods by both parties signing an extension prior to 30 days of the expiration date. Under the agreement, Mr. Levy is entitled to receive an annual salary of $350,000 or such greater amount as the board of directors may determine. This annual salary increased 5% on March 23, 2005. Under the agreement, Mr. Levy deferred any salary in excess of $2,500 per week until we raise a minimum of $5,000,000 in equity or equity equivalents. If Mr. Levy is terminated without cause, we must pay him any of his annual salary that has accrued, and an amount equal to the lesser of his annual salary for the number of months remaining in the term of the agreement or his monthly salary multiplied by 24.

Les Garland. Under an employment agreement, dated July 2003 and amended as of March 1, 2006, Les Garland serves as Chief Executive Officer of our wholly-owned subsidiary, The Tube. Under the agreement, Mr. Garland is entitled to receive an annual salary of $350,000 of which amount was increased to $450,000 by our Board of Directors effective July 1, 2005. Under the agreement, Mr. Garland is also entitled to a $50,000 bonus in 2006, bonuses based on the advertising revenue of The Tube and us and performance bonuses based on the profits earned by The Tube. Effective January 1, 2007 and January 1, 2008, Mr. Garland is entitled to receive an annual salary of $550,000 and $650,000, respectively. If Mr. Garland is terminated without cause or resigns for good reasons, we must pay him monthly installments during the severance period in an amount equal to one-twelfth of his base salary. If we undergo a change of control, we must pay Mr. Garland a fee equal to 3% of the aggregate market value of the business combination, with a minimum of $3 million and a maximum of $10 million. If Mr. Garland introduces the transaction to us, there is no maximum.

John W. Poling. Under an employment agreement dated November 1, 2004 and amended on December 28, 2005. Mr. Poling serves as our Executive Vice President and Chief Financial Officer. Under the agreement, Mr. Poling is entitled to receive an annual salary of $200,000. Under the amendment, salary will no longer be deferred and the annual salary was set at $160,000. Mr. Poling also agreed to waive his right to receive any of his deferred salary. In the event Mr. Poling is terminated without cause, he will be entitled to severance equal to one year’s salary and payable in 12 monthly payments.

2004 Stock Option and Stock Incentive Plan

We adopted the 2004 Stock Option and Stock Incentive Plan (the “Incentive Plan”) on July 29, 2004. The purpose of the Incentive Plan is to promote the long-term interests of our company and our stockholders by providing a means for attracting and retaining officers, directors and other key employees of and consultants to us and our affiliates by providing for awards in the form of Common Stock.

Set forth below is a summary of the provisions of the Incentive Plan. This summary is qualified in its entirety by the detailed provisions of the text of the actual Incentive Plan which is filed as an exhibit to our quarterly report on Form 10-QSB for the quarter ended September 30, 2004.

All of our officers, directors, important consultants and key employees and those of any present or future parent or subsidiary corporation are eligible to receive an option or options or awards of restricted stock under the Incentive Plan.

Awards made pursuant to the Incentive Plan may be in the form of options or grants of shares of restricted stock. Options granted under the Incentive Plan may be Incentive Stock Options or Non-Qualified Stock Options. Unless the context otherwise requires, the term "option" includes both Incentive Stock Options and Non-Qualified Stock Options. The administrator may also grant awards entitling the participant to receive a stated number of shares of Common Stock, which awards may be subject to restrictions or forfeiture for a period of time as stipulated by the Board of Directors or the Committee, as applicable. The dollar value of awards of restricted stock granted under the Incentive Plan shall be based upon the fair market value of Common Stock on the date of grant.

The Incentive Plan shall be administered by our Board of Directors, or a Compensation Committee appointed by our Board of Directors. Pursuant to the terms of the Incentive Plan, the Compensation Committee must consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Exchange Act Rule 16b-3(b)(3) or any future corresponding rule, except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors shall not prevent an option or restricted stock award from being considered granted under the Incentive Plan. References to the term "Committee" under Proposal 2 refer to either the Company's Board of Directors or a Compensation Committee comprised of Non-Employee Directors. Our Board of Directors will administer the Incentive Plan until such time that our Compensation Committee is comprised of Non-Employee Directors. Under the Incentive Plan, the Committee has the right to adopt such rules for the conduct of its business and the administration of the Incentive Plan as it considers desirable. The Committee has the right to construe the Incentive Plan and the options or awards of restricted stock issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Incentive Plan and the options or awards of restricted stock issued pursuant to it.

Pursuant to the terms of the Incentive Plan, 2,000,000 shares of Common Stock were reserved for issuance upon the exercise of options or awards of restricted stock granted under the Incentive Plan. All 2,000,000 share of Common Stock may be awarded in form of Incentive Stock Options.

The Incentive Plan provides that the maximum number of options or restricted stock which may be awarded to any single participant under the Incentive Plan shall be no more than is equal to 90% of the shares reserved for issuance under the Incentive Plan. The purpose of this limitation is to enable awards of Incentive Stock Options made pursuant to the Incentive Plan to comply with one of the conditions of Section 162(m) of the Code which provide for the deductibility of compensation paid to the Company's named executive officers if it is performance based.

The option price for options issued under the Incentive Plan shall be at least equal to the fair market value of Common Stock on the date of grant of the option. The exercise price of an option may be paid in cash or the delivery of already owned shares of Common Stock of the Company having a fair market value equal to the exercise price, or a combination thereof.

The Board of Directors has interpreted the provision of the Incentive Plan which allows payment of the option price in Common Stock to permit the "pyramiding" of shares in successive exercises. Thus, an optionee could initially exercise an option in part, acquiring a small number of shares of Common Stock, and immediately thereafter effect further exercises of the option, using the Common Stock acquired upon earlier exercises to pay for an increasingly greater number of shares received on each successive exercise. This procedure could permit an optionee to pay the option price by using a single share of Common Stock or a small number of shares of Common Stock and to acquire a number of shares of Common Stock having an aggregate fair market value equal to the excess of (a) the fair market value of all shares to which the option relates over (b) the aggregate exercise price under the option.

All options granted pursuant to the Incentive Plan are exercisable in accordance with a vesting schedule (if any) which is set by the Committee at the time of grant. The expiration date of an option is also determined by the Committee at the time of the grant, but in no event will an option be exercisable after the expiration of ten years from the date of grant of the option.

All unexercised options terminate three months following the date on which an optionee's employment with us terminates, other than by reason of disability or death. An exercisable option held by an optionee who dies or who ceases to be employed by the Company because of disability may be exercised by the employee or his representative within one year after the employee dies or becomes disabled (but not later than the scheduled option termination date).

The Committee may in its sole discretion, provide in an option agreement the circumstances under which the option shall become immediately exercisable and may accelerate the date on which all or any portion of an option may be exercised.

All awards of restricted stock of Common Stock granted pursuant to the Incentive Plan may be subject to vesting for a period of time and will become unrestricted under the Incentive Plan in accordance with a vesting schedule, if any, set by the Committee at the time of grant. Under the terms of the Incentive Plan, the Committee may also establish an additional time period during which the participant must hold the vested shares prior to resale. During the restricted period, if any, the participant shall have the right to vote the shares subject to the award.

All unvested awards terminate immediately upon termination of the participant's employment with us, other than by reason of disability or death. If the participant ceases to be employed by us because of death or disability, any unvested awards will immediately vest. Additionally, unless the Committee shall otherwise provide, if the participant’s employment with us is involuntarily terminated for any reason, except for cause, during an 18 month period after a change in control of us, the shares of Common Stock subject to the participant's award will fully vest and no longer be subject to the restrictions under the Incentive Plan. A change in control includes a change within a 12 month period in holders of more than 50% of our outstanding voting stock, or any other events deemed to be a change in control by the Committee.

The Committee has the authority, in its sole discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any restrictions whenever it shall determine such action s appropriate by reason of changes in tax or other laws or other changes in circumstances occurring after the commencement of the restricted period.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership to the SEC. Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.

Michael Jay Solomon filed one late report on Form 4 relating to one transaction, Marc Gelberg filed one late report on Form 4 relating to two transactions, and Gregory Catinella filed two late reports on Form 4 relating to three transactions.

AUDITORS

The Audit Committee has appointed Weinberg & Company, P.A. as our independent accountants to audit our consolidated financial statements for the fiscal year ended December 31, 2005. The Audit Committee has also appointed Weinberg & Company, P.A. as our independent registered public accounting firm for the year ending December 31, 2006. We have been advised that representatives of Weinberg & Company, P.A. will be present at the Annual Meeting with the opportunity to make a statement if the representatives desire to do so. It is expected that the representatives will be available to respond to appropriate questions.

On June 8, 2004, we notified our then-principal accountants, Cordovano and Honeck, P.C., that we were terminating their engagement as principal accountants and engaging Weinberg & Company, P.A. as our new principal accountants. The termination of Cordovano and Honeck, P.C. and the engagement of Weinberg & Company, P.A. were approved by our Audit Committee. The reports of Cordovano and Honeck, P.C. on our consolidated financial statements for the previous two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: Cordovano and Honeck, P.C.’s report on our consolidated financial statements as of and for the two fiscal years ended December 31, 2002 and 2003 contained a separate paragraph stating that “the accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern. As discussed in our notes to the financial statements, we have suffered significant operating losses since inception, which raises a substantial doubt about its ability to continue as a going concern.” Management’s plans in regard to this matter are also described in Note 9 to the audited financial statements of Pyramid Music Corp. and Subsidiaries filed with the SEC under the cover of Form 8-K/A on June 15, 2004. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with its audits of the two fiscal years ended December 31, 2002 and 2003, and the review of the consolidated financial statements through March 31, 2004, there were no disagreements with Cordovano and Honeck, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. We requested Cordovano and Honeck, P.C. to furnish a letter addressed to the SEC whether Cordovano and Honeck, P.C. agreed with the above statements. A copy of that letter, dated June 11, 2004, was filed as Exhibit 16 to the Amendment to the Current Report on Form 8-K/A filed with the SEC on June 15, 2004.

No representatives from Cordovano and Honeck, P.C. are expected to be present at the Annual Meeting. The Audit Committee has authorized Cordovano and Honeck, P.C. to respond fully to the inquiries of Weinberg & Company, P.A.

On June 8, 2004, we engaged the firm of Weinberg & Company P.A. as our independent principal accountants to audit our financial statements for the 2004 fiscal year. During the two (2) most recent fiscal years and the first quarter 2005, neither we, nor anybody on our behalf, consulted the newly engaged accountants regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements.

Fees for professional services provided by Weinberg & Company, P.A., our independent registered public accounting firm, for the fiscal years ended December 31, 2005 and 2004 in each of the following categories were:

	Fiscal Year Ended December 31,
	2005	2004
Audit Fees	$67,968	$36,957
Audit-Related Fees	3,521	25,530
Tax Fees	—	4,388
All Other Fees	—	—
Total	$71,489	$66,875

Audit Fees. The aggregate fees billed by Weinberg & Company, P.A., for professional services rendered for the audit of our annual financial statements for the fiscal years ended December 31, 2004 and 2005, and the review of the financial statements included in our Forms 10-Q for fiscal years ended 2004 and 2005 were $36,975 and $67,968, respectively.

Audit-Related Fees. The aggregate fees billed by Weinberg & Company, P.A. for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements for the fiscal years ended December 31, 2004 and 2005 and that are not disclosed in the paragraph captioned “Audit Fees” above, were $25,530 and $3,521, respectively. The services performed by Weinberg & Company, P.A., in connection with these fees consisted primarily of review of our SEC filings.

Tax Fees. The aggregate fees billed by Weinberg & Company, P.A., for professional services rendered for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2004 and 2005 were $4,388 and $0, respectively. The services performed by Weinberg & Company, P.A., in connection with these fees consisted of preparing our 2004 federal and state tax returns.

All Other Fees. There were no other fees paid to Weinberg & Company, P.A.

Our Audit Committee charter provides that authority to pre-approve all audit and permitted non-audit services may be delegated to one or more members of the audit committee or a sub-committee thereof. During the fiscal year ended December 31, 2005, all services performed by the independent registered public accounting firm were pre-approved pursuant to the pre-approval policies of our audit committee.

STOCKHOLDER PROPOSALS AND NOMINATIONS OF
DIRECTORS FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS

The deadline for providing us timely notice of any stockholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our Annual Meeting of Stockholders to be held in 2007 (the “2007 Annual Meeting”) will be February 14, 2007. As to all such matters which we do not have notice on or prior to February 14, 2007, discretionary authority shall be granted to the person designated in our proxy related to the 2007 Annual Meeting to vote on such proposal. In addition, the Exchange Act Rule 14a-8 requirements applicable to inclusion of stockholder proposals in our proxy materials related to the 2007 Annual Meeting require that a stockholder proposal regarding the 2007 Annual Meeting must be submitted to The Tube Media Corp., Attention: Secretary, at its office located at 1451 West Cypress Creek Road, Fort Lauderdale, Florida 33309 by February 14, 2007 to receive consideration for inclusion in our proxy materials for the 2007 Annual Meeting. Any such proposal must comply with the proxy rules under the Exchange Act, including Exchange Act Rule 14a-8.

ANNUAL REPORT

This Proxy Statement is accompanied by the Annual Report to Stockholders, which includes our Annual Report on Form 10-KSB filed with the SEC for the year ended December 31, 2005 (the “Annual Report”). The Annual Report contains our audited financial statements for the fiscal year ended December 31, 2005 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for such annual period.

EACH PERSON SOLICITED HEREUNDER CAN OBTAIN, WITHOUT CHARGE, ANOTHER COPY OF THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS, INCLUDING THE ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT FOR EXHIBITS TO THE ANNUAL REPORT, BY SENDING A WRITTEN REQUEST TO:

John W. Poling, Chief Financial Officer
THE TUBE MEDIA CORP.
1451 West Cypress Creek Road
Fort Lauderdale, Florida 33309.

By Order of the Board of Directors, /s/ David C. Levy David C. Levy President and Secretary

June 13, 2006

THE TUBE MEDIA CORP.
ANNUAL MEETING OF STOCKHOLDERS - July 11, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE TUBE MEDIA CORP.

The undersigned, a stockholder of The Tube Media Corp. (the “Company”), hereby constitutes and appoints Les Garland and John W. Poling, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders to be held on July 11, 2006 (the “Annual Meeting”), and any adjournments or postponements thereof, and to vote and represent all of the shares of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS INTEND TO VOTE “FOR ALL” OF THE NOMINEES FOR DIRECTOR. WITH RESPECT TO SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, SAID PROXY IS AUTHORIZED TO VOTE IN ACCORDANCE WITH ITS BEST JUDGMENT.

THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The undersigned hereby acknowledges receipt of: (i) Tube Media’s Annual Report to Stockholders, which includes Tube Media’s 2006 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005, and certain other information about Tube Media, (ii) Notice of Tube Media’s Annual Meeting, and (iii) the Proxy Statement relating thereto.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH JOINT TENANTS SHOULD SIGN. PERSONS SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, OR OTHER FIDUCIARY SHOULD STATE FULL TITLE. IF SHARES ARE HELD BY A CORPORATION, THE PRESIDENT OR DULY AUTHORIZED OFFICER SHOULD SIGN.

Please mark your votes as in this example: ☒

Proposal 1: To elect a Class I director and Class II director to hold office for terms of two and three years, respectively, and until their respective successors have been duly elected and qualified.

Nominee	FOR	WITHHOLD

Class I Director Nominee to serve a two year term: GREGORY R. CATINELLA	☐	☐

Class II Director Nominee to serve a three year term: DAVID C. LEVY	☐	☐

DATE: _______________________________, 2006
(Please date this Proxy)

______________________________________
☐ MARK THE BOX AT LEFT IF YOU PLAN TO ATTEND THE 2006 ANNUAL MEETING OF STOCKHOLDERS.	Signature
______________________________________
Signature
Please sign your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.